SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                               FORM 8-K/A
                            Amendment No. 1
                            CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                of 1934




Date of Report
(Date of earliest event reported):    January 26, 2000
                                   -------------------


                          SEMPRA ENERGY
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       (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-14201                    33-0732627
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(State of incorporation      (Commission             (I.R.S. Employer
or organization)             File Number)          Identification No.


101 ASH STREET, SAN DIEGO, CALIFORNIA                           92101
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(Address of principal executive offices)                   (Zip Code)


                                                       (619) 696-2034
Registrant's telephone number, including area code-------------------


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   (Former name or former address, if changed since last report.)

                             FORM 8-K/A

Item 5.  Other Events

Sempra Energy simultaneously reported earnings for the year ended
 December 31, 1999 and announced a tender offer to purchase up to 36 million shares, or approximately 15 percent, of outstanding common shares, and a dividend reduction. The press release describing the tender offer and dividend reduction is attached as Exhibit 99.1


Item 7.  Financial Statements And Exhibits.

         (c) Exhibits

             99.1 Press Release issued January 26, 2000(amended to include a full copy of the press release).



                              SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEMPRA ENERGY
                                           (Registrant)


Date:   February 8, 2000                  By: /s/ F. H. Ault
      -----------------                ---------------------------
                                              F. H. Ault
                                        Vice President and Controller